EXHIBIT 10.17.1
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                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of May 21, 2004 by and among CDKnet.com, Inc., a Delaware corporation ("Company"); and the holders of the Company's Common Stock set forth on the signature page hereto (the "Holders").

RECITALS:

         WHEREAS, the Holders own an aggregate of [Typaldos Affiliates] shares of the Company's stock.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and sufficient consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.       DEFINITIONS

         The following terms, when used in this Agreement, will, unless otherwise expressly provided, have the following meanings:

"Beneficial Owner" means a person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

         (a) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

         (b) Investment power which includes the power to dispose, or direct the disposition of, such security;

or who would otherwise be deemed to be the beneficial owner of any security under Rule 13d-3 issued under the Exchange Act, as such Rule is amended from time to time. A person that is the "Beneficial Owner" of any Convertible Securities will be deemed to be the Beneficial Owner of the Stock issuable pursuant to the Convertible Securities, whether or not the Convertible Securities are then convertible.

"Beneficially Owns" has a correlative meaning to "Beneficial Owner."

"Exchange Act" means the Securities Exchange Act of 1934, as it is or may be amended.

"Fair Market Value" of a share of Common Stock as of any date means the closing sales price of a share of Common Stock reported in THE WALL STREET JOURNAL with respect to trading on such date (or if no sale took place on such date, the closing sales price reported on the most recent preceding date on which a sale took place). If the Common Stock is not traded on the NASDAQ National Market or on any national securities exchange whose trading is reported in THE WALL STREET JOURNAL, the Fair Market Value of Common Stock shall be average of the closing bid and
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asked prices on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by the National Association of Security Dealers, Inc., or a similar generally accepted reporting service, as the case may be.

"Holder" has the meaning set forth in Section 2.2.

"Person" means any individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

"Piggyback Securities" has the meaning set forth in Section 3.3.

"Proposed Registration" has the meaning set forth in Section 4.1.

"Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

"Registrable Securities" has the meaning set forth in Section 2.1.

"Registration Statement" means any registration statement of Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

"Requisite Percentage of Outstanding Holders" means the Holders of Registrable Securities who, hold 50.1% or more of the total Registrable Securities that would then be outstanding.

"Restricted Security" has the meaning set forth in Section 2.1

"Request" has the meaning set forth in Section 3.1.

"SEC" means the Securities and Exchange Commission.

"Share" means a share of Stock.

"Stock" means Company's common stock, par value $.001 per share.

"Trading Day" means any day that the NASDAQ is open for trading.

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"Underwritten Registration" or "Underwritten Offering" means a Registration in which securities of Company are sold to an underwriter for reoffering on a firm underwriting basis to the public.

"Voting Securities" mean shares of Stock and any other securities that are entitled to vote together as a single class with the Stock on all matters submitted for the approval of the stockholders of Company.

2.       SECURITIES SUBJECT TO THIS AGREEMENT

         2.1 Registrable Securities. The securities entitled to the benefit of this Agreement (the "Registrable Securities") are (a) 1,000,000 of [ ] Shares issued to the Holders in connection with the merger of Miletos, Inc. and CDK Acquisition Corp. pursuant to an Agreement and Plan of Merger dated ___________, 2004 (the "Merger"), and (b) all Shares received as share dividends or Shares issued on stock splits, mergers, consolidations or other reorganizations with respect to the Shares referred to in the preceding clauses, provided that a Share will be a Registrable Security only for so long as such Share continues to be a Restricted Security. A Registrable Security shall be a Restricted Security until it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, or, if earlier, until it is eligible to be sold under Rule 144 under the Securities Act without volume limitation, unless such limitation results solely from the Holders status as an affiliate of the Company.

         2.2 Holders of Registrable Securities. No person will be considered a Holder other than the Holders set forth on the signature page hereto, their successors or assigns.

3.        RESALE REGISTRATION

         3.1 Request. At any time and from time to time, commencing immediately after the effective date of a registration statement to be filed by the Company to register shares issued in a private placement, a portion of which closed concurrently with the Merger, one or more Holders representing the Requisite Percentage of Outstanding Holders will have the right pursuant to this Section
3.1 to request a registration of all or a portion of the Registrable Securities pursuant to a resale Registration Statement. Each such request under this
Section 3.1 (a "Request") will specify the number of Registrable Securities that each Holder intends to sell (subject to adjustment on the terms contemplated by the Convertible Securities). Upon receipt of a Request pursuant to this Section 3.1, Company will cause to be filed, within thirty (30) days of the date of delivery to Company of the Request, a resale Registration Statement covering the sale of such Registrable Securities and will use its best efforts to have such Registration Statement declared effective by the SEC as soon as practicable thereafter. Company will not be required to effect more than one registration pursuant to this Section 3.1. In the event that a Registration requested pursuant to this Section 3 fails to become effective or if a stop order shall have been issued or the Registration shall have been terminated prior to the sale of the Registrable Securities (other than as a result of revocation by the Holders), a Request for Registration will be deemed not to have been made for purposes of this Section 3.

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         3.2 Postponement for Certain Events. Notwithstanding the foregoing,
Company may postpone the filing and/or effectiveness of a Registration Statement (for one or more periods not exceeding 30 days in the aggregate in any 365-day period) if the Board of Directors of Company in good faith determines that the filing, effectiveness, and/or distribution of the Registrable Securities will
(a) adversely interfere with a public offering by Company or with a financing, acquisition, corporate reorganization or similar corporate transaction or (b) require the disclosure of material, non-public information, that in the judgment of the Board of Directors of Company would be detrimental to Company if so disclosed, in either case whether the Request is received by Company prior to, during or subsequent to the closing of any such offering or corporate transaction.

         3.3 Piggyback Securities. In the event that Company is required to file a Registration Statement covering any Registered Securities pursuant to Section 3.1, Company will be permitted to include newly-issued securities ("Piggyback Securities") in such registration.

4.       PIGGYBACK REGISTRATION

         4.1 Notice of Proposed Registration. Each time that Company proposes for any reason to register any of its Shares under the Securities Act including as a result of Request (a "Proposed Registration"), on Form SB-2, S-1, S-2 or S-3 or any similar or successor forms, Company will promptly give written notice of such Proposed Registration to Holders and will offer the Holders the right to request inclusion of all or a portion of such Holder's Registrable Securities in the Proposed Registration. No registration pursuant to this Section 4.1 will relieve Company of its obligation to register Shares pursuant to Section 3. Each Holder will have ten (10) Trading Days from the receipt of such notice to deliver a written request specifying the number of such Registrable Securities that such Holder intends to sell and such Holder's intended method of disposition. In the event that the Proposed Registration by Company is, in whole or in part, an Underwritten Offering, any request under Section 4.2 must specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the Shares, if any, otherwise being sold through underwriters under such Proposed Registration. Company will not be required to effect more than five registrations pursuant to this Section 4.

         4.2 Allocation. Upon receipt of a written request pursuant to Section
4.1 hereof, Company will promptly use its best efforts to cause all such Registrable Securities to be registered under the Securities Act, to the extent required to permit sale or disposition as set forth in the written request. Notwithstanding the foregoing, if the managing underwriter(s) of any Proposed Registration determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the Underwritten Offering together with any other issued and outstanding Shares proposed to be included therein by other stockholders would interfere with the successful marketing of Company's Shares (or any Shares being sold by any other stockholder with demand registration rights), then Company will not be required to register any Registrable Securities in excess of the amount, if any, of Registrable Securities which the managing underwriter(s) of such Underwritten Offering will reasonably and in good faith agree to include in such offering in excess of any amount to be registered for Company (or such stockholder with demand registration rights); and provided, further, that if any Registrable

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Securities are not included for this reason, any such reduction in the number of
Registrable Securities will be pro rata with any reduction in the number of Shares sought to be included in the registration by such other stockholders with similar "piggyback" registration rights.

5.       REGISTRATION PROCEDURES

         5.1 Actions to be taken by Company. In connection with the registration of Registrable Securities pursuant to Section 3 or Section 4 hereof, Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the proposed method or methods of distribution by the selling holders thereof and accordingly will:

                  5.1.1 prepare and file with the SEC, as soon as practicable, a Registration Statement or Registration Statements on any appropriate form under the Securities Act, which form will be available for the sale of the Registrable Securities to be covered thereby in accordance with the intended method or methods of distribution by the selling holders thereof and will include all financial statements required by the SEC to be filed therewith; provided that before filing a Registration Statement or any amendments or supplements thereto or Prospectus, including in each case documents incorporated by reference, Company will furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents at least three Trading Days prior to the day they are proposed to be filed.

                  5.1.2 prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for a period ending on the later of
(a) 180 days after the effective date of the Registration Statement or (b) consummation of the distribution of the securities covered by such Registration Statement; cause the Prospectus used in connection therewith to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the period referred to above in accordance with the intended method or methods of distribution by the selling Holders thereof set forth in such Registration Statement as amended or supplement to the Prospectus used in connection therewith;

                  5.1.3 notify the selling Holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (a) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (b) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (c) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (d) of the receipt by Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose, and (e) of the happening of any event which makes any statement made in the Registration

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Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

                  5.1.4 upon the occurrence of any event contemplated by Section 5.1.3(e), prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  5.1.5 use its best efforts to obtain the withdrawal at the earliest possible time of any order suspending or preventing the use of any Prospectus or suspending the effectiveness of the Registration Statement or any amendment or supplement thereto or suspending the qualification of any Shares included in such Registration Statement for sale in any jurisdiction;

                  5.1.6 furnish each managing underwriter, if any, without charge, at least one signed copy of the Registration Statement and every post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference, and all exhibits (including those incorporated by reference) and furnish each selling Holder a conformed copy of each such document;

                  5.1.7 deliver to each selling Holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

                  5.1.8 prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel on a best efforts basis to register or qualify such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling Holder or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that Company will not be required to (a) qualify generally to do business in any jurisdiction where it is not then so qualified or (b) consent to general service of process for all purposes in any jurisdiction where it is not then subject to process or (c) subject itself to taxation in any such jurisdiction;

                  5.1.9 cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; enable such

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Registrable Securities to be in such denominations and registered in such names as the selling Holders or managing underwriters may request at least two Trading Days prior to any sale of Registrable Securities to the underwriters;

                  5.1.10 provide a CUSIP number for all Registrable Securities, not later than the effective date of the applicable registration;

                  5.1.11 enter into such agreements and take all such other actions as may be reasonably required in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, (a) make such representations and warranties to the selling Holders of such Registrable Securities in form, substance and scope as are customarily made by issuers comparable to Company to underwriters in primary underwritten offerings; (b) obtain opinions of counsel to Company and updates thereof (which counsel and opinions (in form, scope and substance) will be reasonably satisfactory to the managing underwriters, if any) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters; (c) if the Registrable Securities are to be distributed pursuant to an Underwritten Offering, obtain "cold comfort" letters and updates thereof from Company's independent certified public accountants addressed to the selling Holders of Registrable Securities and the underwriters, such letters to be in customary form and covering such matters of the type customarily covered in "cold comfort" letters as underwriters, if any, may reasonably require; and (d) deliver such documents and certificates as may be requested by the selling Holders and the managing underwriters, if any, to evidence compliance with clause (a) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

                  5.1.12 make available for reasonable inspection by each selling Holder, any underwriter, or any attorney or accountant retained by any selling Holder or any underwriter, all financial and other records, pertinent corporate documents and properties of Company, and cause Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; provided, that any records, information or documents that are designated by Company in writing as confidential will be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order to become publicly available or becomes publicly available without the fault of such Person;

                  5.1.13 otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, as soon as practicable but in any event no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (a) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in an Underwritten Offering, or (b) if not sold to underwriters in such an offering, beginning with the first month of Company's first fiscal quarter

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commencing after the effective date of the Registration Statement, which statements will cover said 12-month periods;

                  5.1.14 in the case of an S-3 Registration, permit any selling Holder of Registrable Securities which Holder believes he, she or it may be deemed to be an underwriter to require the insertion in the Registration Statement, Prospectus, preliminary prospectus, or any supplement or amendment thereto, any material which in such Holder's reasonable judgment should be inserted therein, provided that such material be furnished under circumstances as will cause it to be subject to the indemnification provisions of Section 7.2 hereto and provided that Company will not be required to insert any material that it believes to contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading.

         5.2 Information from Holders. Company may require such Holder of Registrable Securities as to which any registration is being effected to furnish to Company such information regarding the distribution of such securities as Company may from time to time reasonably request in writing.

         5.3 Certain Events. Each Holder of Registrable Securities agrees by reason of its acquisition and holding of such Registrable Securities that, upon receipt of any notice from Company of the happening of any event of the kind described in Section 5.1.3 (c)-(e) hereof, such Holder will forthwith discontinue disposition of Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section
5.1.4 hereof, or until it is advised in writing by Company that the use of the Prospectus may be resumed, and, if so directed by Company in writing, such Holder will deliver to Company (at Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

6.       REGISTRATION EXPENSES

         All expenses incident to Company's performance of or compliance with this Agreement including without limitation all registration and filing fees, fees with respect to listings or filings required to be made with NASDAQ or any national securities exchange on which the Registrable Securities are listed, fees and expenses of compliance with securities or blue sky laws, printing expenses of any registration under Sections 3 and 4, messenger, telephone and delivery expenses, fees and disbursements of counsel for Company and of all independent certified public accountants of Company (including the expenses of any special audit and "cold comfort" letters required by or incidental to such performance), and securities acts liability insurance if Company so desires, and reasonable fees and expenses of other Persons retained by Company in connection with the registration, will be borne by Company; provided however, that the Holders of the Registrable Securities will be responsible (regardless of whether the Registration Statement becomes effective) for any (a) underwriting discounts, commissions, or fees attributable to the sale of the Registrable Securities, (b) fees and expenses of any counsel, accountants, or other persons retained or employed by the Holders and (c) transfer taxes, if any.

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7.       INDEMNIFICATION

         7.1 Indemnification by Company. Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder of Registrable Securities, its directors and officers and each Person who controls (within the meaning of the Securities Act) such Holder against all losses, claims, damages, liabilities, costs, expenses, fines and penalties (or actions in respect thereof) (including reasonable attorney's fees and disbursements) caused by (a) any violation of law by Company in connection with or any breach by Company of its undertakings hereunder or (b) any untrue or alleged untrue statement of a material fact contained in any Registration Statement or any amendment or supplement thereto, Prospectus, preliminary prospectus or amendment or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the Registration Statement or Prospectus or any amendment or supplement thereto after Company has furnished such Holder with a sufficient number of copies of the same. Company will also indemnify underwriters, selling brokers, dealer-managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such persons (within the meaning of the Securities Act) to substantially the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if requested.

         7.2 Indemnification by Holders of Registrable Securities. In connection with the Registration, each Holder of Registrable Securities will furnish to Company in writing such information and affidavits as Company reasonably requests in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, Company, its directors and officers and each Person who controls Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and disbursements) resulting from any untrue statement of a material fact contained in the Registration Statement, Prospectus, preliminary prospectus, amendment or supplement thereto, or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus necessary to make the statements therein not misleading, to the extent, but only the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder to Company specifically for inclusion in such Registration Statement, Prospectus, preliminary prospectus, amendment or supplement thereto, provided that no selling Holder will be required under this
Section 7.2 to pay an amount greater than the dollar amount of the proceeds received by such selling Holder (net of underwriting commissions and discounts) with respect to the sale of the Shares giving rise to the claim and the liability of selling Holders will be several and not joint. Company will be entitled to receive indemnities from underwriters, selling brokers, dealer-managers and similar securities industry professionals participating in the distribution, to the same extent as provided above or otherwise as agreed to by Company and such Person with respect to information so furnished in writing by such Person specifically for the inclusion in any Prospectus or Registration Statement.

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         7.3 Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (a) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) permit such indemnifying party to assume the defense of such claims with counsel reasonably satisfactory to the indemnified party, provided, however, that any Person entitled to indemnification hereunder will have the right to employ separate counsel and to participate in the defense of such claims, but the fees and expense of such counsel will be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party has failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person, or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party, in any of which events such reasonable fees and expenses will be borne by the indemnifying party and the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party, it being understood, however, that the indemnifying party will not, in connection with any such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all Holders. Anything in this Section to the contrary notwithstanding, Company will not be liable for any settlement of any such claim or action effected without its written consent.

         7.4 Contribution. If the indemnification provided for in Sections 7.1 and 7.2 from the indemnifying party is unavailable to or unenforceable by the indemnified party in respect to any losses, claims, damages, liabilities, costs, expenses, fines or penalties referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages liabilities, costs, expenses, fines or penalties in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities, costs, expenses, fines or penalties, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party, as a result of the losses, claims, damages, liabilities, costs, expenses, fines and penalties referred to above shall be deemed to include, subject to the limitations set forth in
Section 7, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. Company and the Holders agree that it would not be just and equitable if contribution pursuant to this
Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

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8.       PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

         No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by Company and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided that no selling Holder of Registrable Securities in any Underwritten Registration will be required to make any representation or warranty to Company or the underwriters other than representations and warranties regarding such Holder and such Holder's intended method of distribution. Nothing in this Section 8 will be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth therein.

9.       RULE 144

         The Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities
Act), (ii) will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (B) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements, (iii) the Company will instruct its Transfer Agent to accept the opinion of Sommer & Schneider LLP, with regard to the transfer of any securities held by the Holders.

10.      MISCELLANEOUS

         10.1 Notices. Any notices, requests and other communications hereunder will be in writing and will be deemed given on the date of delivery, if delivered personally, by facsimile transmission, or by overnight courier, or three (3) days after mailing, if sent by registered or certified United States mail, postage prepaid and return receipt requested, in each case addressed as follows:

                  Name                             Address
                  ----                             -------

                  If to the Company:               CDKnet.com, Inc.
                                                   40 Marquette Drive
                                                   Smithtown, NY  11787
                  Facsimile:                       (631) 724-6454

                  If to the Holders, to the address set forth below their names on the signature pages hereto.

                  In both events, with a copy to:  Herbert H. Sommer, Esq.
                                                   Sommer & Schneider LLP
                                                   595 Stewart Avenue
                                                   Garden City, New York 11530
                  Facsimile:                       (516) 228-8211

                                                   and

                                                   G. Robert Marcus,
                                                   Esq. Norris
                                                   McLaughlin &
                                                   Marcus, P.A. 220
                                                   East 42nd Street,
                                                   30th Floor New
                                                   York, NY 10017
                  Facsimile:                       (212) 808-0844

except that any of the foregoing may from time to time by written notice to the others designate another address, which will thereupon become its effective address for the purposes of this section. Any notice delivered by facsimile will be confirmed by a written notice delivered in the mails, by overnight courier or personally; provided that the foregoing will not effect the time for when such facsimile notice will have been considered to have been delivered, such delivery being determined as provided in the first sentence of this Section 10.1.

         10.2 Modification and Waiver. No terms and provisions of this Agreement, including without limitation the terms and provisions contained in this sentence, will be waived, modified or altered so as to impose any additional obligations or liability or grant any additional right or remedy and no custom, payment, act, knowledge, extension of time, favor or indulgence, gratuitous or otherwise, or words or silence at any time, will impose any additional obligation or liability or grant any additional right or remedy or be deemed a waiver or release of any obligation, liability, right or remedy except as set forth in a written instrument properly executed and delivered by the party sought to be charged, expressly stating that it is, and the extent to which it is, intended to be so effective. No assent, express or implied, by any party, or waiver by any party, to or of any breach of any term or provision of this Agreement will be deemed to be an assent or waiver to or of such or any succeeding breach of the same or any other such term or provision. This Agreement may be amended, modified, supplemented or waived only upon the written agreement of the Company and the holders of not less than a majority of the shares of Registrable Securities (treating all of the Convertible Securities as having been converted at the conversion price then in effect).

         10.3 Partial Invalidity. It is the intention of the parties that the provisions of this Agreement will be enforceable to the fullest extent permissible under applicable law, and that the unenforceability of any provision or provisions of this Agreement by such law will not render unenforceable, or impair, the remainder of the Agreement. If any part of this Agreement will be determined to be invalid, illegal or unenforceable by any valid Act of Congress or act of any legislature or by any regulation duly promulgated by the United States or a state acting in accordance with the law, or declared null and void by any court of competent jurisdiction, then such part will be reformed, if possible, to conform to the law and, in any event, the remaining parts of this Agreement will be fully effective and operative insofar as reasonably possible.

         10.4 Assignment; Successors. This Agreement is not assignable in whole or in part by either party without the prior written consent of the other party. Notwithstanding the foregoing, Company may assign this Agreement to a successor, Affiliate or parent company without the consent of the Holders provided that any such assignment will not release Company from its obligations hereunder. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         10.5 No Third Party Beneficiaries. Nothing contained in this Agreement is intend to confer any benefit under this Agreement on anyone other than a party hereto or any Holder.

         10.6 Governing Law and Jurisdiction. This Agreement and the transactions contemplated hereby will be construed and enforced in accordance with the laws of Delaware without regard to the conflict of law provisions thereof. Jurisdiction and venue for litigation of any dispute, controversy or claim arising out of or in connection with this Agreement will be only in a United States federal court or a Delaware State court having subject matter jurisdiction. Each of the parties hereby expressly submits to the personal jurisdiction of the foregoing courts located in Delaware, and waives any objection or defense based on personal jurisdiction or venue that might otherwise be asserted to proceedings in such courts.

         10.7 Jury Waiver. COMPANY AND HOLDERS HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY MATTER IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT.

         10.8 Termination. All of Company's obligations to register Registrable Securities pursuant to this Agreement shall terminate on the earlier of (i) such time as all Registrable Securities held by or issuable to the Holders may be sold under Rule 144 during any ninety (90) day period; or (ii) the seventh anniversary of the date of this Agreement. Until the Shares are eligible for resale by the Holders without registration pursuant to Rule 144(k), in order to make available to the Holders the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Shares to the public without registration, Company agrees to: (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; and (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of Company under the Securities Act and the Exchange Act.

         10.9 No Inconsistent Agreements. Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which conflicts with the provisions hereof. The rights granted to the Holders of Registrable Securities hereunder do not conflict with any existing rights granted to existing holders of Company securities under any other agreements, except that certain existing holders of Company securities may have registration rights which may provide priority to such existing holders in the event of cut-backs of the securities to be included in certain registrations.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                CDKNET.COM, INC.


                                By:   /s/ Steven A. Horowitz
                                   ---------------------------------------------
                                   Name: Steven A Horowitz
                                         ---------------------------------------
                                   Title:     CEO
                                          --------------------------------------

                                THE HOLDERS:

                                Andreas Typaldos Family Limited Partnership

                                By:      /s/ Renee Typaldos
                                    --------------------------------------------
                                    Name:      Renee Typaldos
                                          --------------------------------------
                                    Title:     Managing Partner
                                           -------------------------------------
                                    Address:
                                             -----------------------------------

                                    --------------------------------------------

                                Renee Typaldos Family Partnership, Ltd.

                                By:      /s/ Renee Typaldos
                                    --------------------------------------------
                                    Name:      Renee Typaldos
                                          --------------------------------------
                                    Title:     Managing Partner
                                           -------------------------------------

                                By:      /s/ Renee Typaldos
                                    --------------------------------------------
                                    Name:      Renee Typaldos
                                          --------------------------------------

                                By:      /s/ Andreas Typaldos
                                    --------------------------------------------
                                    Name:      Andreas Typaldos
                                          --------------------------------------

                                By:     /s/ Kathryn Typaldos by Andreas Typaldos
                                    --------------------------------------------
                                    Name:      Kathryn Typaldos

                                By:      /s/ Claire Typaldos by Andreas Typaldos
                                    --------------------------------------------
                                    Name:      Claire Typaldos
                                          --------------------------------------

                                By:      /s/ Olivia Typaldos by Andreas Typaldos
                                    --------------------------------------------
                                    Name:      Olivia Typaldos
                                          --------------------------------------

                                By:      /s/ Paul Typaldos by Andreas Typaldos
                                    --------------------------------------------
                                    Name:     Paul Typaldos
                                          --------------------------------------

                                PATRAS HOLDING, LLC

                                By:      /s/ Andreas Typaldos
                                    --------------------------------------------
                                    Name:      Andreas Typaldos
                                          --------------------------------------
                                    Title:   Managing Member
                                            ------------------------------------






























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